UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 12, 2013

Wells Real Estate Fund XII, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-30287	58-2438242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of Equity Interest in Fund XI-XII-REIT Associates

On August 12, 2013, Wells Real Estate Fund XII, L.P. (the "Registrant") disposed of its equity interest in The Wells Fund XI-Fund XII-REIT Joint Venture ("Fund XI-XII-REIT Associates") to Piedmont JV Partnership Interests, LLC, a wholly owned subsidiary of Piedmont Operating Partnership, L.P., the joint venture partner, for a gross sales price of $583,400, excluding closing costs. Fund XI-XII-REIT Associates was a joint venture partnership between the Wells Real Estate Fund XI, L.P., the Registrant, and Piedmont Operating Partnership, LP. The Registrant held an equity interest of approximately 17.1% in Fund XI-XII-REIT Associates.

Due to changes in estimated capital expenditures related to Fund XI-XII-REIT Associates remaining property, the 20/20 Building, upon closing the transaction, the Registrant recognized a loss on sale of its equity interest in Fund XI-XII-REIT Associates of approximately $6,800, which may be adjusted should additional information become available in subsequent periods. In the second quarter of 2013, Fund XI-XII-REIT Associates recorded an impairment loss on its remaining property, the 20/20 Building, of approximately $2,411,000 to reduce the carrying value of the property to its estimated fair value, of which approximately $412,000 was allocated to the Registrant, and therefore, reduced the Registrant's basis in Fund XI-XII-REIT Associates.

Disposition of Equity Interest in Fund XII-REIT Associates

On August 12, 2013, the Registrant disposed of its equity interest in Wells Fund XII-REIT Joint Venture Partnership ("Fund XII-REIT Associates") to Piedmont JV Partnership Interests, LLC, a wholly owned subsidiary of Piedmont Operating Partnership, L.P., the joint venture partner, for a gross sales price of $12,993,600, excluding closing costs. Fund XII-REIT Associates was a joint venture partnership between the Registrant and Piedmont Operating Partnership, LP. The Registrant held an equity interest of approximately 45.0% in Fund XII-REIT Associates.

The Registrant recognized a gain on sale of its equity interest in Fund XII-REIT Associates of approximately $420,800, which may be adjusted should additional information become available in subsequent periods. In the second quarter of 2013, Fund XII-REIT Associates recorded an impairment loss on the Comdata Building, of approximately $605,000 to reduce the carrying value of the property to its estimated fair value, of which approximately $272,000 was allocated to the Registrant, and therefore, reduced the Registrant's basis in Fund XII-REIT Associates.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of June 30, 2013	F-2
Pro Forma Statement of Operations for the six months ended June 30, 2013	F-3
Pro Forma Statement of Operations for the year ended December 31, 2012	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XII, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. Corporate General Partner

By:	/s/ Brian M. Davis Brian M. Davis On behalf of the registrant and as Senior Vice President and Principal Financial Officer of Wells Capital, Inc.

Date: August 16, 2013

WELLS REAL ESTATE FUND XII, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2012, and in its quarterly report filed on Form 10-Q for the six months ended June 30, 2013.

The following unaudited pro forma balance sheet as of June 30, 2013 has been prepared to give effect to the August 12, 2013 sale of equity interests in Fund XI-XII-REIT Associates, a joint venture partnership between Wells Real Estate Fund XI, L.P., the Registrant, and Piedmont Operating Partnership, LP, and Fund XII-REIT Associates, a joint venture partnership between the Registrant and Piedmont Operating Partnership, LP., as if the dispositions and distribution of sale proceeds therefrom had occurred on June 30, 2013. The Registrant held an equity interest of approximately 17.1% and 45.0% in Fund XI-XII-REIT Associates and Fund XII-REIT Associates, respectively.

The following unaudited pro forma statements of operations for the six months ended June 30, 2013 and year ended December 31, 2012 have been prepared to give effect to the sale of equity interests in Fund XI-XII-REIT Associates and Fund XII-REIT Associates as if the dispositions had occurred on January 1, 2012.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of equity interests in Fund XI-XII-REIT Associates and Fund XII-REIT Associates had been consummated as of January 1, 2012. Specifically, the accompanying pro forma statements of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned joint venture sales had occurred on January 1, 2012.

WELLS REAL ESTATE FUND XII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
JUNE 30, 2013
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$13,022,178	$(583,444)	(b)	$—
		(12,438,734)	(c)
Cash and cash equivalents	2,131,060	579,606	(d)	16,080,434
		13,369,768	(e)
Due from joint ventures	386,127	(386,127)		—
Other assets	21,121	—		21,121
Total assets	$15,560,486	$541,069		$16,101,555

LIABILITIES AND PARTNERS' CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$4,191	$—		$4,191
Due to affiliates	7,053	—		7,053
Total liabilities	11,244	—		11,244

Partners' capital:
Limited partners:
Cash Preferred - 3,044,188 units issued and outstanding	15,543,106	(3,838)	(f)	15,539,268
Tax Preferred - 516,931 units issued and outstanding	—	544,907	(g)	544,907
General partners	6,136	—		6,136
Total partners' capital	15,549,242	541,069		16,090,311
Total liabilities and partners' capital	$15,560,486	$541,069		$16,101,555

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the period ended June 30, 2013.

(b)	Reflects the GAAP-basis of the Registrant's investment in Fund XI-XII-REIT Associates as of June 30, 2013.

(c)	Reflects the GAAP-basis of the Registrant's investment in Fund XII-REIT Associates as of June 30, 2013.

(d)	Reflects the Registrant's net proceeds as a result of the sale of its equity interest in Fund XI-XII-REIT Associates.

(e)	Reflects the Registrant's net proceeds as a result of the sale of its equity interest in Fund XII-REIT Associates and receipt of operating cash flow due from Fund XII-REIT Associates.

(f)
Reflects the Registrant's pro forma loss allocated from the sale of it's equity interest in Fund XI-XII-REIT Associates. The allocation of loss between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

(g)
Reflects the Registrant's pro forma gain allocated from the sale of it's equity interest in Fund XII-REIT Associates. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND XII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES	$(164,754)	$433,237	(b)	$—
		(268,483)	(c)

GENERAL AND ADMINISTRATIVE EXPENSES	126,511	—		126,511
NET LOSS	$(291,265)	$164,754		$(126,511)

NET LOSS ALLOCATED TO:
CASH PREFERRED LIMITED PARTNERS	$(288,352)	$163,107		$(125,245)
TAX PREFERRED LIMITED PARTNERS	$—	$—		$—
GENERAL PARTNERS	$(2,913)	$1,647		$(1,266)

NET LOSS PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$(0.09)	$0.05		$(0.04)
TAX PREFERRED	$—	$—		$—

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	3,044,188			3,044,188
TAX PREFERRED	516,931			516,931

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the six months ended June 30, 2013.

(b)
Reflects an adjustment to equity in loss for the Registrant's pro rata share of Fund XI-XII-REIT Associates' net loss for the six months ended June 30, 2013. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, impairment loss, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the Registrant's equity interest in Fund XI-XII-REIT Associates if the transaction had occurred on January 1, 2012.

(c)
Reflects an adjustment to equity in loss for the Registrant's pro rata share of Fund XII-REIT Associates' net income for the six months ended June 30, 2013. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, impairment loss, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the Registrant's equity interest in Fund XII-REIT Associates if the transaction had occurred on January 1, 2012.

WELLS REAL ESTATE FUND XII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,091,383	$21,621	(b)	$—
		(1,113,004)	(c)

GENERAL AND ADMINISTRATIVE EXPENSES	252,090	—		252,090
NET INCOME (LOSS)	$839,293	$(1,091,383)		$(252,090)

NET INCOME (LOSS) ALLOCATED TO:
CASH PREFERRED LIMITED PARTNERS	$830,900	$(1,080,469)		$(249,569)
TAX PREFERRED LIMITED PARTNERS	$—	$—		$—
GENERAL PARTNERS	$8,393	$(10,914)		$(2,521)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.27	$(0.35)		$(0.08)
TAX PREFERRED	$0.00	$—		$—

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	3,044,188			3,044,188
TAX PREFERRED	516,931			516,931

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2012.

(b)
Reflects an adjustment to equity in income for the Registrant's pro rata share of Fund XI-XII-REIT Associates' net loss for the year ended December 31, 2012. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the Registrant's equity interest in Fund XI-XII-REIT Associates if the transaction had occurred on January 1, 2012.

(c)
Reflects an adjustment to equity in income for the Registrant's pro rata share of Fund XII-REIT Associates' net income for the year ended December 31, 2012. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the Registrant's equity interest in Fund XII-REIT Associates if the transaction had occurred on January 1, 2012.

F-4